Income Taxes	9 Months Ended
Sep. 30, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
For the three months ended September 30, 2012 and 2011, we recorded an income tax provision of approximately $46,000 and $482,000, for effective tax rates of (0.2)% and 43.6%, respectively. In addition, during the nine months ended September 30, 2012 and 2011, we recorded an income tax provision of approximately $1.2 million and a provision of approximately $3.4 million, for effective tax rates of (2.4)% and (9.4)%, respectively.
The tax provision and the effective tax rate decreased in the three months ended September 30, 2012 compared to the same period last year, primarily due to the difference in geographical mix of income and loss before taxes and tax benefits recorded in the third quarter of 2012 resulting from a decrease of deferred tax liabilities related to acquired intangible assets.
As of September 30, 2012, the total unrecognized tax benefits of $18.4 million included approximately $13.6 million of unrecognized tax benefits that have been netted against the related deferred tax assets and $4.8 million of unrecognized tax benefits which are reflected in other long term liabilities.
Our continuing practice is to recognize interest and penalties related to income tax matters as a component of income tax expense. We have approximately $1.2 million of accrued interest and penalties as of September 30, 2012 and approximately $1.0 million of accrued interest and penalties as of September 30, 2011.
We file income tax returns in various tax jurisdictions around the world. We are not currently under audit in major taxing jurisdictions in which we are subject to tax, the tax years 2004 to 2012 remain open to examination. However, we do not believe that the total amount of unrecognized tax benefits will significantly change within the next 12 months.